Due From/to Brokers	12 Months Ended
Dec. 31, 2019
Millburn Multi-Markets Trading L.P. [Member]
Due From/to Brokers

5.	DUE FROM/TO BROKERS

At December 31, 2019 and 2018, due from and due to brokers balances, if any, in the Statements of Financial Condition include net cash receivable from each broker and net cash payable to each broker, respectively. The due from broker balance also includes cash held as collateral at Bank of America, N.A.